Exhibit 10.3

REAFFIRMATION AGREEMENT

REAFFIRMATION AGREEMENT dated as of February 18, 2010 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among KNOLOGY, INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors identified on the signature pages hereto (the Borrower and the Subsidiary Guarantors, collectively, the “Reaffirming Parties”) and CREDIT SUISSE AG, acting through one or more of its branches, as Administrative Agent (as defined below).

WHEREAS, the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and Credit Suisse AG, acting through one or more of its branches (“Credit Suisse”), as administrative agent (in such capacity, and together with its successors in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, and together with its successors in such capacity, the “Collateral Agent”), have entered into the Amended and Restated Credit Agreement dated as of the date hereof (the “Restated Credit Agreement”), which amends and restates in its entirety the Credit Agreement, dated as of October 15, 2010 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, the agents and arrangers party thereto and Credit Suisse, as administrative agent and collateral agent;

WHEREAS, each of the Reaffirming Parties is party to one or more of the Loan Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Restated Credit Agreement);

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Restated Credit Agreement becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Restated Credit Agreement and the consummation of the transactions contemplated thereby;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation

SECTION 1.01.    Reaffirmation of Security Interests.

(a)        Each Reaffirming Party hereby acknowledges that it has reviewed the terms and provisions of the Restated Credit Agreement and consents to (i) the amendment and restatement of the Existing Credit Agreement effected pursuant to the Restated Credit Agreement and (ii) the transactions contemplated by the Amendment Agreement and the Restated Credit Agreement. Each Reaffirming Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor (as defined in the Guaranty) or Grantor (as defined in the Pledge and Security Agreement) now or hereafter existing, (ii) confirms its respective grant to the Administrative Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all “Collateral” as defined in the Pledge and Security Agreement, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Restated Credit Agreement), subject to the terms contained in the applicable Loan Documents, (iii) confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party, and (iv) acknowledges that the Lenders providing new Term A Loans or new Term B Loans, as applicable, on the date hereof are “Lenders” and “Secured Parties” for all purposes under the Loan Documents.

(b)        Each Reaffirming Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Restated Credit Agreement. Each Loan Party represents and warrants that all representations and warranties contained in the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Restatement Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

ARTICLE II

Miscellaneous

SECTION 2.01.    Notices.    All notices hereunder shall be given in accordance with Section 11.8 of the Restated Credit Agreement.

SECTION 2.02.    Loan Document.    This Agreement is a Loan Document executed pursuant to the Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 2.03.    Effectiveness; Counterparts.    This Agreement shall become effective on the date when (i) copies hereof which, when taken together, bear the signatures of each of the

Subsidiaries set forth on the signature pages hereto and the Administrative Agent shall have been received by the Administrative Agent (or its counsel) and (ii) the Restated Credit Agreement has become effective in accordance with its terms. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 2.04.    No Novation.    This Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing in this Agreement shall be construed as a release or other discharge of the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities under the Existing Credit Agreement or the other Loan Documents.

SECTION 2.05.    GOVERNING LAW.    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 2.06.    No Amendments.    No amendments to any Loan Document are intended hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Reaffirming Party and the Administrative Agent, for the benefit of the Secured Parties, have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

Borrower:

              KNOLOGY, INC.

By

/s/M. Todd Holt
Name: M. Todd Holt
Title: President

Reaffirming Parties:

KNOLOGY BROADBAND, INC.
KNOLOGY OF CENTRAL FLORIDA, INC.
KNOLOGY PROVIDER SOLUTIONS GROUP, INC.
KNOLOGY OF ALABAMA, INC.
KNOLOGY OF AUGUSTA, INC.
KNOLOGY OF CHARLESTON, INC.
KNOLOGY OF COLUMBUS, INC.
KNOLOGY OF FLORIDA, LLC
KNOLOGY OF GEORGIA, INC.
KNOLOGY OF HUNTSVILLE, INC.
KNOLOGY OF KANSAS, INC.
KNOLOGY OF KNOXVILLE, INC.
KNOLOGY OF MONTGOMERY, INC.
KNOLOGY OF NASHVILLE, INC.
KNOLOGY OF SOUTH CAROLINA, INC.
KNOLOGY OF TENNESSEE, INC.
ITC GLOBAL, INC.
KNOLOGY OF THE VALLEY, INC.
VALLEY TELEPHONE CO., LLC
KNOLOGY OF SOUTH DAKOTA, INC.
KNOLOGY OF THE PLAINS, INC.
KNOLOGY COMMUNITY TELEPHONE, INC.
KNOLOGY OF THE BLACK HILLS, LLC
BLACK HILL FIBER SYSTEMS, INC.
BHFC PUBLISHING, LLC
KNOLOGY TOTAL
COMMUNICATIONS, INC.
KNOLOGY OF THE WIREGRASS, INC.
WIREGRASS TELCOM, INC. COMMUNICATIONS ONE, INC.
WEST GEORGIA BROADBAND, INC.
GLOBE TELECOMMUNICATIONS, INC.

By

/s/M. Todd Holt
Name: M. Todd Holt
Title: President

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, as Administrative Agent

By:	/s/Judith Smith

Name:	Judith Smith
Title:	Managing Director

By:	/s/Christopher Reo Day

Name:	Christopher Reo Day
Title:	Vice President